                    SPACE ABOVE THIS LINE FOR RECORDER'S USE
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                                                This instrument was prepared by
                                                and when recorded, mail to:
                              Allan R. Winn, Esq.
                              BALLARD SPAHR ANDREWS & INGERSOLL
                              555 13th  Street, N.W., Suite 900 East
                              Washington, D.C.  20004


                              MULTIFAMILY MORTGAGE,
                      ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

     THIS MORTGAGE (herein "Instrument") is made as of the 1st day of August 1996, between the Mortgagor/Grantor, OTC APARTMENTS LIMITED PARTNERSHIP, a Florida limited partnership, whose address is 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 (herein "Borrower"), and the Mortgagee,
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("Fannie Mae"), a federally-chartered and stockholder-owned corporation organized and existing under Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et seq., whose address is c/o GMAC Commercial Mortgage Corporation, 650 Dresher Road, Horsham, PA 19044 (herein "Lender").

     WHEREAS, this Instrument is granted for the benefit of Fannie Mae in connection with that certain Master Reimbursement Agreement as of July 1, 1996 between Fannie Mae and Borrower(as the same may be modified, amended, restated or otherwise supplemented from time to time, the "Reimbursement Agreement") pursuant to which Fannie Mae has agreed to extend certain credit enhancement to the Borrower pursuant to certain Related Fannie Mae Pass-Through Certificates and in connection with certain mortgage loans made to Borrower by various issuers. Notwithstanding the use of the term "Lender" in this Instrument, such term shall not be construed to mean or imply that Fannie Mae is the originator of such mortgage loans and the term "Lender" shall mean Fannie Mae as the provider of such credit enhancement and its successors, assigns and transferees. [Capitalized terms not otherwise defined in this Instrument, the Rider or the Special Rider shall have the meanings ascribed thereto in the Reimbursement Agreement];

     TO SECURE TO LENDER (a) payment and performance by Borrower of each and every obligation, covenant and agreement of the Borrower contained in the Reimbursement Agreement, including, without limitation, all amounts due Lender as reimbursement for amounts provided by Lender under the Reimbursement Agreement, all as more particularly described in the Reimbursement Agreement [as used in this Instrument, the Rider or the Special Rider, the term "Note" shall mean and refer to the Reimbursement Agreement];
(b) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and (c) the performance of the covenants and agreements of Borrower contained in this Instrument (collectively, the "Secured Obligations"), Borrower does hereby mortgage, grant, convey and assign to Lender the following described property located in Pensacola, Escambia County, State of Florida:

     See Exhibit "A" attached hereto and incorporated herein.

  THIS INSTRUMENT IN AMENDED AND SUPPLEMENTED IN CERTAIN RESPECTS AS SET FORTH IN THE RIDER TO MULTIFAMILY INSTRUMENT (THE "RIDER") AND THE SPECIAL RIDER TO MULTIFAMILY INSTRUMENT (THE "SPECIAL RIDER"), BOTH DATED AS OF THE DATE OF THIS INSTRUMENT, ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PRINTED PORTIONS OF THIS INSTRUMENT AND THE PROVISIONS OF THE RIDER OR SPECIAL RIDER, THE PROVISIONS OF THE RIDER OR SPECIAL RIDER, AS APPLICABLE, SHALL GOVERN. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS OF THE RIDER AND THE PROVISIONS OF THE SPECIAL RIDER, THE PROVISIONS OF THE SPECIAL RIDER SHALL GOVERN.

RETURN TO:
STEWART TITLE OF
PENSACOLA, INC.
401 EAST CHASE ST., SUITE 104
PENSACOLA, FL  32501


FLORIDA--Multifamily--1/77--FNMA/FHLMC
UNIFORM INSTRUMENT                                 Form 4010 (page 1 of 8 pages)

This Instrument is subordinate in all respects to (i) that certain (first) Mortgage dated as of October 1, 1985 recorded in Official Records Book 2141 at Page 854 and currently held by The Bank of New York, a New York banking corporation, as Trustee (as such mortgage may have been, or may hereafter be, amended, modified, assigned and/or assumed) and (ii) that certain Multifamily [Second]Mortgage Assignment of Rents and Security Agreement dated as of the date hereof and recorded or to be recorded immediately prior to the this Instrument.

     TOGETHER with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and any and all other additional items of personal property described in Exhibit "B" attached hereto and incorporated herein; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all the foregoing, together with said property are herein referred to as the "Property".

     Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property, that the Property in unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.


                                                   Form 4010 (page 2 of 8 pages)

UNIFORM COVENANTS.  Borrower and Lender covenant and agree as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by the Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property, (b) the yearly ground rents, if any, (c) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof, (d) the yearly premium installments for mortgage insurance, if any. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

     The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rates, rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the funds. Lender shall give Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

     If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due. Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amout and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender in the following order of priority: (i) amounts payable to Lender by Borrower under paragraph 2 hereof; (ii) interest payable on the Note; (iii) principal of the Note; (iv) interest payable on advances made pursuant to paragraph 8 hereof; (v) principal of advances made pursuant to paragraph 8 hereof; (vi) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

4. CHARGES; LIENS. Borrower shall pay all water and sewer rates, rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.
SEE SPECIAL RIDER ATTACHED HERETO

5. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term "extended coverage", rent loss and such other hazards, casualties, liabilities and contingencies as Lender shall require and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under paragraph 2 hereof, or by borrower making payment, when due, directly to the carrier, or in such other manner as Lender may designate in writing.

     All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender.

     In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this paragraph 5 shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) to apply the balance of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof.

     If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments referred to in paragraphs 1 and 2. If the Property is sold pursuant to paragraph 27 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from damage to the Property prior to such sale or acquisition.

6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all


UNIFORM COVENANTS--Multifamily--1/77--FNMA/FHLMC
UNIFORM INSTRUMENT                                 Form 4010 (page 3 of 8 pages)
or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a residential rental property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in paragraph 5 hereof.

     Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9. INSPECTION. Lender may make or cause to be made reasonable entries upon inspections of the Property.

10. BOOKS AND RECORDS. The provisions of Section 2.2 (d) of the Reimbursement Agreement are incorporated herein by this reference as if fully set forth herein.

11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender.

     Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraphs 1 and 2 hereof. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation of taking as Lender may require.
SEE SPECIAL RIDER ATTACHED HERETO.

12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sum secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise affected by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance of the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

                                                   Form 4010 (page 4 of 8 pages)

14. ESTOPPEL CERTIFICATE. Borrower shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as a part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as a part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or the remedies provided in paragraph 27 of this Instrument.

16. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for non-residential use except with the prior written approval of Lender. Borrower, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property providing for a term of three years or more, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent,
(ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.
SEE SPECIAL RIDER ATTACHED HERETO.

     Upon Lender's request, Borrower shall assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.



18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY.
SEE SPECIAL RIDER ATTACHED HERETO


19. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER; ASSUMPTION. SEE RIDER ATTACHED HERETO.

20. NOTICE.
SEE SPECIAL RIDER ATTACHED HERETO.

21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22. UNIFORM MULTIFAMILY INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of multifamily instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provision of this

                                                   Form 4010 (page 5 of 8 pages)

Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note. SEE SPECIAL RIDER ATTACHED HERETO.

23. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

SEE SPECIAL RIDER ATTACHED HERETO.

26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

     Borrower hereby covenants that Borrower has not executed any prior assignment of said rents that remain in effect as of the date hereof that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than two months prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than two months prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

     All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the cost, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26.

     If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

     Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.


UNIFORM COVENANTS--Multifamily--1/77--FNMA/FHLMC
UNIFORM INSTRUMENT                                Form 4010 (page 6 of 8 pages)

NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

27. ACCELERATION; REMEDIES. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, including, but not limited to, the covenants to pay when due any sums secured by this Instrument. Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand and may foreclosure this Instrument by judicial proceeding and may invoke any other remedies permitted by applicable law or provided herein. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees, costs of documentary evidence, abstracts and title reports.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

29. ATTORNEY'S FEES. As used in this Instrument and in the Note, "attorney's fees" shall include attorney's fees, if any, which may be awarded by an appellate court.

IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.




                                        BORROWER:

Signed and Delivered                    OTC APARTMENTS LIMITED PARTNERSHIP, a
in the Presence of:                     Florida limited partnership

/s/ [illegible]                         By:  AIMCO/OTC QRS, INC.,  a Delaware
--------------------------------        corporation, its sole General Partner

/s/ Donna R. Gallup                     By: /s/ H. Alcock
--------------------------------            ----------------------------------
                                              Harry Alcock
                                              Vice President


                                        BORROWER'S ADDRESS:

                                        1873 South Bellaire Street, 17th Floor
                                        Denver, Colorado  80222





                                                   Form 4010 (page 7 of 8 pages)

                                ACKNOWLEDGEMENT
STATE OF COLORADO   )
                    )    ss:
COUNTY OF ARAPAHOE  )

     The foregoing instrument was acknowledged before me this 16th day of August 1996, by Harry Alcock, Vice President of AIMCO/OTC QRS, INC., a Delaware corporation, on behalf of said corporation, the general partner of OTC APARTMENTS LIMITED PARTNERSHIP, a Florida limited partnership. He who is personally know to me/has produced _____________________ as identification.


                                       /s/ Donna R. Gallup
                                       ------------------------------------
                                       Printed/Typed Name:  Donna R. Gallup
                                       Notary Public
My Commission Expires:

[STAMP]
[SEAL]


FLORIDA--Multifamily--1/77--FNMA/FHLMC
UNIFORM INSTRUMENT                                 Form 4010 (page 8 of 8 pages)